Media Contact:
Dana Stelsel
Director, Corporate Communications
(765) 771-5766
dana.stelsel@wabashnational.com

Investor Relations:
Ryan Reed
Director, Corporate Development & Investor Relations
(765) 490-5664
ryan.reed@wabashnational.com

Wabash National Corporation Announces Third Quarter 2021 Results

▪Record backlog of $1.9 billion up 87% YoY
▪Revenue of $482.6 million on increasing new trailer shipments
▪Operating income of $18.3 million
▪Earnings per share of $0.22, exceeding prior outlook
▪2022 EPS outlook of $1.70 on stronger production run-rates and pricing

LAFAYETTE, Ind. – November 9, 2021 – Wabash National Corporation (NYSE: WNC), the innovation leader of engineered solutions for the transportation, logistics and distribution industries, today reported results for the quarter ended September 30, 2021.
Net sales for the third quarter 2021 of $482.6 million increased 37.3% versus the prior year quarter as the company continued to scale its ability to serve strong customer demand. Consolidated gross profit was $51.0 million, or 10.6% of sales. Operating income was $18.3 million, or 3.8% of sales during the quarter. Earnings per share was $0.22 on both a GAAP and non-GAAP basis.
Total company backlog as of September 30, 2021 was approximately $1.9 billion - an increase of $600 million sequentially from Q2 2021. Wabash National's backlog of $1.9 billion represents an increase of 87% compared to September of 2020 and is an all-time record for the Company.
“Wabash continues to execute well in the midst of an uneven business and manufacturing environment,” explained Brent Yeagy, President and Chief Executive Officer. “Generating earnings per share exceeding our prior outlook speaks to our employees' agile performance and this management team's ability to provide credible guidance. We continue to monitor changes in the supply chain and offer our best look at future financial performance.”
For the full year ending December 31, 2021, the company modified its EPS outlook to $0.60 to $0.65.

“As we fine-tune our guidance for the remainder of 2021 to reflect increased supply chain and material cost headwinds, we are excited by the record strength in our order book and the opportunity for strong financial performance in 2022," said Yeagy. "Assuming little change in labor and supply chain conditions, the combination of a stronger jumping off point in build rates and a hard reset on pricing within our 2022 order book allows us to offer an initial EPS outlook of $1.70 for 2022.”
Business Segment Highlights
Effective in the third quarter of 2021, Wabash has updated its segment reporting structure to align with how the business is operated and how the company goes to market.
"Following our One Wabash organizational changes, we are excited to present a refreshed segment view that is consistent with how we are now managing our business," said Mike Pettit, Senior Vice President and Chief Financial Officer. "Our new segmentation structure reflects our enhanced focus on new growth opportunities and also aligns how we discuss the business with how we operate the business. This will create enhanced transparency and a more simplified discussion of how and where value is created at Wabash for our employees, our customers, and our shareholders."
The table below is a summary of select segment operating and financial results prior to the elimination of intersegment sales for the third quarter of 2021 and 2020. A complete disclosure of the results by individual segment is included in the tables following this release.

	Wabash National Corporation
Three Months Ended September 30,	2021	2020
New Units Shipped
Trailers	12,455	8,485
Truck bodies	3,780	3,600

	Transportation Solutions		Parts & Service
Three Months Ended September 30,	2021	2020	2021	2020
	(dollars in thousands)
Net sales	$442,636	$307,357	$41,903	$47,258
Gross profit	$44,705	$34,528	$8,268	$10,113
Gross profit margin	10.1%	11.2%	19.7%	21.4%
Income (loss) from operations	$25,970	$13,522	$4,148	$5,878
Income (loss) from operations margin	5.9%	4.4%	9.9%	12.4%
Adjusted income (loss) from operations	$25,970	$13,522	$4,148	$5,878
Adjusted income (loss) from operations margin	5.9%	4.4%	9.9%	12.4%
Transportation Solutions’ net sales for the third quarter were $442.6 million, an increase of 44.0% as compared to the prior year quarter, as operations scaled to meet improved customer demand. Operating income was $26.0 million or 5.9% of sales during the quarter.
Parts & Service's net sales for the third quarter were $41.9 million, a decrease of 11.3% as compared to the prior year quarter, primarily due to the divestiture of Extract Technology on June 30, 2021. Operating income was $4.1 million, or 9.9% of sales during the quarter.
Non-GAAP Measures
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this release contains non-GAAP financial measures, including operating EBITDA, free cash flow, adjusted operating income (loss), adjusted net income (loss), adjusted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income (loss), and reconciliations to GAAP financial statements should be carefully evaluated.

Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income (loss) is included in the tables following this release.
Free cash flow is defined as net cash (used in) provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash (used in) provided by operating activities is included in the tables following this release.
Adjusted operating income (loss) and margin, non-GAAP financial measures, exclude certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) and margin excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) and margin to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income (loss) to operating income (loss), the most comparable GAAP financial measure, is included in the tables following this release.
Adjusted net income (loss) and adjusted earnings per diluted share reflect adjustments for the impact of sales and divestitures, debt transactions, and non-cash impairment, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted net income (loss) per share, is beneficial to an investor’s understanding of the Company’s performance.
Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income (loss) from operations is included in the tables following this release.
Third Quarter 2021 Conference Call
Wabash National will discuss its results during its quarterly investor conference call on Tuesday, November 9, 2021, beginning at 10:00 a.m. EST. The call and an accompanying slide presentation will be accessible on the "Investors" section of the Company’s website www.wabashnational.com. The conference call will also be accessible by dialing (833) 476-0947, conference ID 3504758. A replay of the call will be available on the site shortly after the conclusion of the presentation.
About Wabash National Corporation
As the innovation leader of engineered solutions for the transportation, logistics and distribution industries, Wabash National Corporation (NYSE: WNC) is Changing How the World Reaches You™. Headquartered in Lafayette, Indiana, the company’s mission is to enable customers to succeed with breakthrough ideas and solutions that help them move everything from first to final mile. Wabash National designs and manufactures a diverse range of products, including: dry freight and refrigerated trailers, platform trailers, liquid tank trailers, dry and refrigerated truck bodies, structural composite panels and products, trailer aerodynamic solutions and specialty food grade equipment. Its innovative products are sold under the following brand names: Wabash National®, Benson®, Brenner® Tank, Bulk Tank International, DuraPlate®, Supreme®, Transcraft®, Walker Engineered Products, and Walker Transport. Learn more at www.wabashnational.com.

Safe Harbor Statement
This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include a continued or prolonged shutdown or reduction of our operations, substantially reduced customer orders or sales volumes and supply disruptions due to the coronavirus (COVID-19) outbreak, the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.
# # #

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - dollars in thousands)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$49,374	$217,677
Accounts receivable, net	213,808	101,301
Inventories, net	259,635	163,750
Prepaid expenses and other	59,347	63,036
Total current assets	582,164	545,764
Property, plant, and equipment, net	208,456	209,676
Goodwill	188,443	199,560
Intangible assets, net	148,418	166,887
Other assets	43,859	39,583
Total assets	$1,171,340	$1,161,470
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$—	$—
Current portion of finance lease obligations	119	348
Accounts payable	181,251	104,425
Other accrued liabilities	106,607	130,980
Total current liabilities	287,977	235,753
Long-term debt	419,130	447,979
Finance lease obligations	—	30
Deferred income taxes	49,465	46,777
Other non-current liabilities	28,574	26,052
Total liabilities	785,146	756,591
Commitments and contingencies
Stockholders’ equity:
Common stock 200,000,000 shares authorized, $0.01 par value, 49,574,651 and 52,536,482 shares outstanding, respectively	759	755
Additional paid-in capital	652,530	644,695
Retained earnings	121,495	107,233
Accumulated other comprehensive income	21,866	7,633
Treasury stock at cost, 26,358,147 and 23,004,607 common shares, respectively	(410,456)	(355,437)
Total stockholders' equity	386,194	404,879
Total liabilities and stockholders’ equity	$1,171,340	$1,161,470

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net sales	$482,566	$351,584	$1,323,991	$1,077,811
Cost of sales	431,521	308,390	1,170,172	963,553
Gross profit	51,045	43,194	153,819	114,258
General and administrative expenses	20,966	22,749	66,740	68,574
Selling expenses	5,590	6,510	18,320	19,394
Amortization of intangible assets	5,631	5,496	17,228	16,484
Impairment and other, net	595	31	(631)	105,455
Income (loss) from operations	18,263	8,408	52,162	(95,649)
Other income (expense):
Interest expense	(5,847)	(5,749)	(18,031)	(17,903)
Other, net	232	(57)	(195)	348
Other expense, net	(5,615)	(5,806)	(18,226)	(17,555)
Income (loss) before income tax expense (benefit)	12,648	2,602	33,936	(113,204)
Income tax expense (benefit)	1,640	(1,285)	7,459	(10,298)
Net income (loss)	$11,008	$3,887	$26,477	$(102,906)

Net income (loss) per share:
Basic	$0.22	$0.07	$0.52	$(1.94)
Diluted	$0.22	$0.07	$0.51	$(1.94)
Weighted average common shares outstanding (in thousands):
Basic	49,974	52,912	51,116	52,980
Diluted	50,581	53,380	51,785	52,980

Dividends declared per share	$0.08	$0.08	$0.24	$0.24

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - dollars in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities
Net income (loss)	$26,477	$(102,906)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities
Depreciation	19,593	18,656
Amortization of intangibles	17,228	16,484
Net gain on sale of property, plant and equipment and business divestiture	(1,447)	(1,669)
Loss on debt extinguishment	452	219
Deferred income taxes	(1,756)	(753)
Stock-based compensation	5,889	2,278
Impairment	817	107,114
Non-cash interest expense	882	807
Accounts receivable	(118,176)	68,095
Inventories	(96,818)	(14,596)
Prepaid expenses and other	1,054	(3,086)
Accounts payable and accrued liabilities	65,424	20,128
Other, net	6,152	(3,672)
Net cash (used in) provided by operating activities	$(74,229)	$107,099
Cash flows from investing activities
Capital expenditures	(20,192)	(13,719)
Proceeds from the sale of assets and business divestiture	21,967	2,726
Net cash provided by (used in) investing activities	$1,775	$(10,993)
Cash flows from financing activities
Proceeds from exercise of stock options	1,949	44
Dividends paid	(12,470)	(13,015)
Borrowings under revolving credit facilities	347	45,584
Payments under revolving credit facilities	(347)	(45,584)
Principal payments under finance lease obligations	(259)	(244)
Borrowings under term loan credit facility, net of original issuance discount	—	148,500
Principal payments under term loan credit facility	(30,000)	(135,228)
Principal payments against senior notes	—	(10,000)
Debt issuance costs paid	(50)	(792)
Stock repurchases	(55,019)	(10,065)
Net cash used in financing activities	$(95,849)	$(20,800)
Cash and cash equivalents:
Net (decrease) increase in cash, cash equivalents, and restricted cash	$(168,303)	$75,306
Cash, cash equivalents, and restricted cash at beginning of period	217,677	140,516
Cash, cash equivalents, and restricted cash at end of period	$49,374	$215,822

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

	Wabash National Corporation
Three Months Ended September 30,	2021	2020
Units Shipped
New trailers	12,455	8,485
New truck bodies	3,780	3,600
Used trailers	15	140

Three Months Ended September 30,	Transportation Solutions	Parts & Service	Corporate and Eliminations	Consolidated
2021
New Trailers	$375,430	$—	$—	$375,430
Used Trailers	—	465	—	465
Components, parts and service	—	31,974	(1,973)	30,001
Equipment and other	67,206	9,464	—	76,670
Total net external sales	$442,636	$41,903	$(1,973)	$482,566
Gross profit	$44,705	$8,268	$(1,928)	$51,045
Income (loss) from operations	$25,970	$4,148	$(11,855)	$18,263
Adjusted income (loss) from operations[1]	$25,970	$4,148	$(11,855)	$18,263

2020
New Trailers	$251,998	$1,510	$(444)	$253,064
Used Trailers	505	1,456	—	1,961
Components, parts and service	—	29,369	(2,587)	26,782
Equipment and other	54,854	14,923	—	69,777
Total net external sales	$307,357	$47,258	$(3,031)	$351,584
Gross profit	$34,528	$10,113	$(1,447)	$43,194
Income (loss) from operations	$13,522	$5,878	$(10,992)	$8,408
Adjusted income (loss) from operations[1]	$13,522	$5,878	$(9,836)	$9,564

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

	Wabash National Corporation
Nine Months Ended September 30,	2021	2020
Units Shipped
New trailers	33,710	26,030
New truck bodies	13,330	10,130
Used trailers	70	430

Nine Months Ended September 30,	Transportation Solutions	Parts & Service	Corporate and Eliminations	Consolidated
2021
New Trailers	$966,193	$—	$—	$966,193
Used Trailers	165	1,690	—	1,855
Components, parts and service	—	101,747	(5,205)	96,542
Equipment and other	223,815	35,586	—	259,401
Total net external sales	$1,190,173	$139,023	$(5,205)	$1,323,991
Gross profit	$129,776	$28,912	$(4,869)	$153,819
Income (loss) from operations	$69,492	$18,509	$(35,839)	$52,162
Adjusted income (loss) from operations[1]	$69,492	$16,635	$(35,839)	$50,288

2020
New Trailers	$781,497	$3,098	$(3,390)	$781,205
Used Trailers	2,979	4,106	—	7,085
Components, parts and service	—	92,500	(7,437)	85,063
Equipment and other	169,673	34,785	—	204,458
Total net external sales	$954,149	$134,489	$(10,827)	$1,077,811
Gross profit	$87,195	$31,301	$(4,238)	$114,258
Loss from operations	$(43,098)	$(21,466)	$(31,085)	$(95,649)
Adjusted income (loss) from operations[1]	$25,159	$17,391	$(29,929)	$12,621

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENT AND COMPANY FINANCIAL INFORMATION
(Unaudited - dollars in thousands)

Adjusted Operating Income (Loss)[1]	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Transportation Solutions
Income (loss) from operations	$25,970	$13,522	$69,492	$(43,098)
Adjustments:
Impairment	—	—	—	68,257
Adjusted operating income	$25,970	$13,522	$69,492	$25,159

Parts & Service
Income (loss) from operations	4,148	5,878	18,509	(21,466)
Adjustments:
Impairment	—	—	—	38,857
Gain on divestiture of Extract Technology	—	—	(1,874)	—
Adjusted operating income	4,148	5,878	16,635	17,391

Corporate
Loss from operations	(11,855)	(10,992)	(35,839)	(31,085)
Adjustments:
Debt transactions	—	1,156	—	1,156
Adjusted operating loss	(11,855)	(9,836)	(35,839)	(29,929)

Consolidated
Income (loss) from operations	$18,263	$8,408	$52,162	$(95,649)
Adjustments:
Impairment	—	—	—	107,114
Gain on divestiture of Extract Technology	—	—	(1,874)	—
Debt transactions	—	1,156	—	1,156
Adjusted operating income	$18,263	$9,564	$50,288	$12,621

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO
NON-GAAP FINANCIAL MEASURES
(Unaudited - dollars in thousands, except per share amounts)

Operating EBITDA[1]:	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss)	$11,008	$3,887	$26,477	$(102,906)
Income tax expense (benefit)	1,640	(1,285)	7,459	(10,298)
Interest expense	5,847	5,749	18,031	17,903
Depreciation and amortization	12,343	12,495	36,821	35,140
Stock-based compensation	1,673	1,862	5,889	2,278
Debt issuance costs expensed	—	1,156	—	1,156
Impairment and other, net	595	31	(631)	105,455
Other, net	(232)	57	195	(348)
Operating EBITDA	$32,874	$23,952	$94,241	$48,380

Adjusted Net Income[2]:	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss)	$11,008	$3,887	$26,477	$(102,906)
Adjustments:
Debt transactions[3]	—	1,375	452	1,375
Impairment	—	—	—	107,114
Gain on divestiture of Extract Technology	—	—	(1,874)	—
Tax effect of aforementioned items	—	(564)	327	(3,350)
Adjusted net income	$11,008	$4,698	$25,382	$2,233

Adjusted Diluted Earnings Per Share[2]:	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Diluted earnings per share	$0.22	$0.07	$0.51	$(1.94)
Adjustments:
Debt transactions[3]	—	0.03	0.01	0.03
Impairment	—	—	—	2.02
Gain on divestiture of Extract Technology	—	—	(0.04)	—
Tax effect of aforementioned items	—	(0.01)	0.01	(0.06)
Adjusted diluted earnings per share	$0.22	$0.09	$0.49	$0.04

Weighted average diluted shares outstanding (in thousands)	50,581	53,380	51,785	53,299

1 Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt issuance costs expensed within General & administrative expenses related to the closing of the New Term Loan Credit Agreement, impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor’s understanding of the Company’s operating performance.
2 Adjusted net income and adjusted earnings per diluted share reflect adjustments for the impact of sales and divestitures, debt transactions, and non-cash impairment, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted net income (loss) per share, is beneficial to an investor’s understanding of the Company’s performance.
3 Debt transactions include debt issuance costs within General & administrative expenses related to the closing of the New Term Loan Credit Agreement and loss on debt extinguishment charges included in Other, net.

WABASH NATIONAL CORPORATION
RECONCILIATION OF FREE CASH FLOW1
(Unaudited - dollars in thousands)

	Nine Months Ended September 30,
	2021	2020
Net cash (used in) provided by operating activities	$(74,229)	$107,099
Capital expenditures	(20,192)	(13,719)
Free cash flow[1]	$(94,421)	$93,380

1 Free cash flow is defined as net cash (used in) provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance.

WABASH NATIONAL CORPORATION
RECONCILIATION OF ADJUSTED SEGMENT EBITDA1
AND ADJUSTED SEGMENT EBITDA MARGIN1
(Unaudited - dollars in thousands)

	Transportation Solutions		Parts & Service
Three Months Ended September 30, 2021	2021	2020	2021	2020
Income from operations	$25,970	$13,522	$4,148	$5,878
Depreciation and amortization	10,617	10,278	1,062	1,337
Impairment and other, net	109	108	492	(156)
Adjusted segment EBITDA	$36,696	$23,908	$5,702	$7,059

Adjusted segment EBITDA margin	8.3%	7.8%	13.6%	14.9%

	Transportation Solutions		Parts & Service
Nine Months Ended September 30, 2021	2021	2020	2021	2020
Income (loss) from operations	$69,492	$(43,098)	$18,509	$(21,466)
Depreciation and amortization	31,455	29,437	3,674	4,024
Impairment and other, net	935	66,231	(1,560)	39,229
Adjusted segment EBITDA	$101,882	$52,570	$20,623	$21,787

Adjusted segment EBITDA margin	8.6%	5.5%	14.8%	16.2%

1 Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales.

WABASH NATIONAL CORPORATION
TRANSPORTATION SOLUTIONS AND PARTS & SERVICE SEGMENTS - SELECTED DATA
(Unaudited - dollars in thousands)

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
REVENUE
Transportation Solutions	$442,636	$402,300	$345,236	$361,279	$307,358	$302,687	$344,104	$533,640	$533,385	$572,376	$475,408
Parts & Service	$41,903	$48,633	$48,487	$44,985	$47,258	$40,354	$46,877	$50,023	$51,814	$60,224	$63,958

OPERATING INCOME (LOSS) AND ADJUSTED OPERATING INCOME[1]

Transportation Solutions
Operating income (loss)	$25,970	$26,848	$16,674	$13,396	$13,522	$9,069	$(65,689)	$37,475	$41,687	$48,769	$25,958
Adjustments:
Loss on divestiture of Beall brand	$—	$—	$—	$2,119	$—	$—	$—	$—	$—	$—	$—
Impairment	$—	$—	$—	$—	$—	$—	$68,257	$—	$—	$—	$—
Adjusted operating income[1]	$25,970	$26,848	$16,674	$15,515	$13,522	$9,069	$2,568	$37,475	$41,687	$48,769	$25,958

Parts & Service
Operating income (loss)	$4,148	$8,028	$6,333	$8,807	$5,878	$5,132	$(32,476)	$5,356	$6,609	$9,275	$10,282
Adjustments:
Gain on divestiture of Extract Technology	$—	$(1,874)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of Columbus branch	$—	$—	$—	$(2,257)	$—	$—	$—	$—	$—	$—	$—
Impairment	$—	$—	$—	$—	$—	$—	$38,857	$—	$—	$—	$—
Adjusted operating income[1]	$4,148	$6,154	$6,333	$6,550	$5,878	$5,132	$6,381	$5,356	$6,609	$9,275	$10,282

UNITS
New trailers	12,455	11,595	9,660	10,585	8,485	8,425	9,120	14,980	14,470	14,965	13,095
New truck bodies	3,780	4,790	4,760	3,300	3,600	3,025	3,505	5,090	6,460	8,060	6,225
Used trailers	15	15	40	170	140	220	70	40	35	30	45
1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.